EP Latin America Fund Class A: EPLAX Class I: EPWIX
Summary Prospectus	March 5, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at www.europacificfunds.com/invest.html. You may also obtain this information at no cost by calling 1-888-558-5851 or by sending an e-mail request to info@europacificfunds.com.  The Fund's Prospectus and Statement of Additional Information, both dated March 4, 2015, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the EP Latin America Fund (the “Fund”) is to seek long term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Schedule” on page 64 of this prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class I Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None
Maximum deferred sales charge (load) imposed on purchases	None	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	2.00%	2.00%
Wire fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of your investment)
Management fees	1.08%	1.08%
Distribution (Rule 12b-1) fees	0.25%	None
Other expenses (includes shareholder service fee of 0.08%)	1.50%	1.50%
Total annual fund operating expenses	2.83%	2.58%
Fees waived and/or expenses reimbursed[1]	(1.08)%	(1.08)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.75%	1.50%

[1]
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.75% and 1.50% of the average daily net assets of Class A and Class I shares of the Fund, respectively.  This agreement is in effect until March 1, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$620	$1,190	$1,785	$3,390
Class I	$153	$700	$1,274	$2,834

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in equity securities of Latin American companies.  The Fund will invest in large-, mid-, and small-capitalization companies. The Fund considers Latin America to include Mexico, Central America and South America. The Fund considers a company to be a Latin American company if the company derives at least 50% of its revenues or profits from business activities in Latin America. There are no limits on the geographic allocation of the Fund’s investments within Latin America. The Fund’s sub-advisor, however, anticipates that a substantial portion of the Fund’s investments will be in companies in Brazil, Mexico, Argentina, Colombia, Peru and Chile. The Fund’s equity investments may include common stock, preferred stock, and warrants. The Fund may also invest in American depository receipts ("ADRs"), which are certificates issued by U.S. banks representing specified numbers of shares (or one share) in foreign stocks, that are traded on U.S. exchanges, or Global Depositary Receipts (“GDRs”), which have the same qualities as ADRs, except that they may be traded in several international trading markets.  The Fund is classified as "non-diversified", which means that the securities laws do not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended).

In selecting the Fund's investments, the Fund's sub-advisor uses bottom-up fundamental analysis that aims to identify growing but stable companies trading at attractive valuations relative to anticipated growth in revenue and earnings. Prior to making an investment, the sub-advisor considers factors including, but not limited to: financial statement analysis; quality of management; insider ownership; perceived soundness of the business strategies; ability to sustain a competitive advantage; liquidity; and valuation relative to expected growth.

Principal Risks of Investing
The Fund’s principal risks are mentioned below.  Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk.  The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Foreign Investment Risk.  The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environment of foreign countries.  In addition, changes in exchange rates and interest rates may adversely affect the value of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.  Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.  Foreign securities include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Currency Risk.  The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Geographic Concentration Risk.  A fund that is less diversified across countries or geographic regions is generally riskier than a more geographically diversified fund.  Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors.  This vulnerability to factors affecting the value of investments is significantly greater for a fund that concentrates its investment in a particular region or regions than a more geographically diversified fund, and may result in greater losses and volatility.  The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time.

Latin America Region Risk. Because the Fund’s investments will be focused in the Latin America region with a focus in Brazil, Mexico, Argentina, Colombia, Peru and Chile, the Fund's performance is expected to be closely tied to social, political, and economic conditions within these countries and may be more volatile than the performance of funds that invest in more developed countries and regions. In addition, the economy of each of these countries is generally characterized by high interest, inflation, and unemployment rates. Currency fluctuations or devaluations in any country can have a significant effect on the entire region. Because commodities such as agricultural products, minerals, oil, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices, currencies and global demand for commodities.

Emerging Market Risk. The economies of countries in the Latin America region are generally considered emerging market economies.  Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries.  Emerging market countries tend to have less government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries.  In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems than the United States.

Small-Cap or Mid-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general.  In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Liquidity Risk.  The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Preferred Stock Risk.  Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company.  The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Warrants Risk.  Warrants may lack a liquid secondary market for resale.  The prices of warrants may fluctuate as a result of speculation or other factors.  Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of their underlying securities and therefore are highly volatile and speculative investments.

Non-Diversification Risk. The Fund is classified as “non-diversified”, which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Management and Strategy Risk.  The value of your investment depends on the judgment of the Fund’s advisor or sub-advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.  Investment strategies employed by the Fund’s advisor or sub-advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class A shares and by showing how the average annual total returns of each class of shares of the Fund compare with the average annual total returns of a broad-based market index.  Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ.  Updated performance information is available at the Fund’s website, www.europacificfunds.com, or by calling the Fund at 1-888-558-5851.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Class A shares and Class I shares are invested in the same portfolio of securities.  Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Calendar Year Total Return (before taxes) for Class A Shares
For each calendar year at NAV

Highest Calendar Quarter Return at NAV	11.81%	Quarter Ended 6/30/2014
Lowest Calendar Quarter Return at NAV	(13.65)%	Quarter Ended 12/31/2014

Average Annual Total Returns (for periods ended December 31, 2014)	One Year	Three Years	Since Inception (Annualized)	Inception Date
Class A Shares - Return Before Taxes	(10.11)%	(0.18)%	(0.23)%	November 1, 2011
Class A Shares - Return After Taxes on Distributions[1]	(10.11)%	(0.19)%	(0.25)%	November 1, 2011
Class A Shares - Return After Taxes on Distributions and Sale of Fund Shares[1]	(5.72)%	(0.09)%	(0.13)%	November 1, 2011
Class I Shares - Return Before Taxes	(5.58)%	1.60%	1.47%	July 16, 2013
MSCI EM Latin America Index (does not reflect deduction for fees, expenses or taxes)	(14.79)%	(8.85)%	(9.58)%	November 1, 2011

[1]
Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Class A Shares only and after-tax returns for classes other than Class A will vary from returns shown for Class A.

Class A started on November 1, 2011. Class I started on July 16, 2013. The performance figures for Class I include the performance for the Class A for the periods prior to the start date of Class I.  Class A imposes higher expenses than Class I.

Investment Advisor and Sub-Advisor
Euro Pacific Asset Management, LLC (the “Advisor”) is the Fund’s investment advisor.  New Sheridan Advisors, Inc. (the “Sub-advisor”) is the Fund’s sub-advisor.

Portfolio Managers
Russell Hoss, CFA, President and Portfolio Manager, and Richard Hoss, Portfolio Manager, each of the Sub-advisor, have been the portfolio managers of the Fund since its inception on November 1, 2011.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A
Direct Regular Accounts	$2,500	$250
Direct Retirement Accounts	$2,500	$250
Automatic Investment Plan	$2,500	$250
Gift Account For Minors	$2,500	$250
Class I
Direct Regular Accounts	$15,000	$2,500
Direct Retirement Accounts	$15,000	$2,500
Automatic Investment Plan	$15,000	$2,500
Gift Account For Minors	$15,000	$2,500

Fund shares are redeemable on any business day the NYSE is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.